UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Airgas, Inc.

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It’s All About Value It’s All About Value July 21, 2010 July 21, 2010

1 1 1 1 1 1 1 1 1 1 1 1
FORWARD-LOOKING STATEMENTS
This presentation contains statements that are forward looking. Forward-looking statements include the statements identified as forward-
looking in the Company’s press release announcing its quarterly earnings, as well as any statement that is not based on historical fact, including statements containing the words “believes,” “may,” “plans,” “will,” “could,” “should,” “estimates,” “continues,” “anticipates,”
“intends,” “expects” and similar expressions. All forward-looking statements are based on current expectations regarding important risk factors and should not be regarded as a representation by us or any other person that the results expressed therein will be achieved.
Airgas assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in the Company’s press release announcing its quarterly earnings, as well as other factors described in the Company’s reports, including its March 31, 2010 Form 10-K, subsequent Forms 10-Q, and other forms filed by the Company with the Securities and Exchange
Commission. The Company notes that forward-looking statements made in connection with a tender offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995. The Company is not waiving any other defenses that may be available under applicable law.
ADDITIONAL INFORMATION ADDITIONAL INFORMATION
This presentation does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer commenced by Air Products Distribution, Inc., a wholly owned subsidiary of Air Products and Chemicals, Inc., Airgas has filed a solicitation/recommendation statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND
SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR
ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Airgas through the web site maintained by the SEC at
http://www.sec.gov.
Also,
materials related to Air Products’ Unsolicited Proposals are available in the “Investor Information” section of the Company’s website at
www.airgas.com,
or through the following web address:
http://investor.shareholder.com/arg/airgascontent.cfm.
In addition, Airgas filed a preliminary proxy statement for the 2010 Annual Meeting with the SEC on July 8, 2010, and Airgas will file a definitive proxy statement in advance of the 2010 Annual Meeting. Any definitive proxy statement will be mailed to stockholders of
Airgas. INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE
SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the
SEC by Airgas through the web site maintained by the SEC at
http://www.sec.gov.
CERTAIN INFORMATION REGARDING PARTICIPANTS CERTAIN INFORMATION REGARDING PARTICIPANTS
Airgas and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Airgas’ directors and executive officers in Airgas’ Annual Report on Form 10-K for the year ended March 31, 2010, which was filed with the SEC on May 27, 2010, its proxy statement for the 2009 Annual
Meeting, which was filed with the SEC on July 13, 2009 and its preliminary proxy statement for the 2010 Annual Meeting, which was filed with the SEC on July 8, 2010. To the extent holdings of Airgas securities have changed since the amounts printed in the proxy statement for the 2009 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the
SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.

2 2 2 2 2 2 2 2 2 2 2 2
Airgas Has Consistently Created
Airgas Has Consistently Created
Shareholder Value…
Shareholder Value…
Absolute Total Shareholder Return
Since Airgas’ IPO (a)
4,201%
Total Shareholder Return CAGR
Since Airgas’ IPO (a)
18%
Total Shareholder Return Since January 1, 1987
Ranking in S&P 500 (b)
#26 highest out of 500
Officer and Director Stock Beneficial Ownership (c) 11.9%
Officer and Director Stock Beneficial Ownership
Ranking in S&P 500
#28 highest out of 500
Note: Market data measured through market close on February 4, 2010, prior to date of announcement of the Air Products offer.
(a) Split-adjusted, since Airgas’ IPO in 1986. Total Shareholder Return calculated as share price plus dividends reinvested.
(b) Excludes current S&P 500 constituents which were not public at January 1, 1987.
(c) Includes all options and other rights to acquire shares exercisable on or within 60 days of May 31, 2010.

3 3 3 3 3 3 3 3 3 3
• Airgas’ management has a proven track record of exceptional shareholder value creation
• The Airgas Board unanimously believes that Air Products’ offer grossly undervalues Airgas
• We believe strongly that Airgas will generate more value for stockholders by executing its strategic plan than by pursuing Air
Products’ proposed transaction
–
FY Q1 2011 announced results demonstrate the strength of our earnings growth, underpinned by an economic recovery that is just beginning
• In addition, Airgas has significant “scarcity value” as the largest independent packaged gas business in the world
3 3
We believe that Airgas is poised to deliver significant value driven by a material recovery in our earnings through 2012
Our Board Believes That Air Products’
Our Board Believes That Air Products’
Offer
Offer
Would Deprive You of Full Value
Would Deprive You of Full Value

4 4 4 4 4 4 4 4 4 4
• Unfolding macro-economic recovery underpins our Same-Store Sales
(“SSS”) growth of ~7% per year
–
Comparable to SSS growth in the prior recovery period
• As SSS increase, the operating leverage inherent in Airgas business model has historically translated to a higher EBITDA margin on every dollar of incremental revenue, and we expect this to continue
• Business mix is focused on higher-margin activities
–
e.g. Gas & Rent now comprises 65% of total sales versus 55%
1
in the prior
recovery period
• Margin expansion is expected to be further enhanced by continued focus on operating efficiencies
• Investment of nearly $2.5 billion in capex and acquisitions in the last three years is not yet fully reflected in current performance
4 4
Why We Expect a Clear Path to EPS of
Why We Expect a Clear Path to EPS of
$4.20+ by CY 2012…
$4.20+ by CY 2012…
1 CY2002.

Airgas

Calendar Year Adjusted EPS* 2002-2005
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$ 0.94
$ 1.53
Dec-02
Dec-03
Dec-04
Dec-05

Airgas Share Price
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
24% CAGR
$ 17.25
$ 32.90
Dec-02
Dec-03
Dec-04
Dec-05
Apr-06

5 5 5 5 5 5 5 5 5 5 5 5
What Happened in the Last Recovery?
What Happened in the Last Recovery?
* See attached reconciliations of non-GAAP measures. Note: “CAGR” = Compound Annual Growth Rate.
18% CAGR

Airgas

$0.72
$0.72
$0.83
$0.66
Guidance
Consensus Estimate
1Q 11 Actual
1Q 10 Actual

$3.05
$2.95
$3.30
$3.15
Original Guidance
Revised Guidance

18.1%
18.5%
18.0%
1Q 11 Actual
CY 12 Goal

6 6 6 6
Source: Airgas Management and Wall Street research.
* See attached reconciliations of non-GAAP measures.
Recovery is Demonstrated in Our 1Q
Recovery is Demonstrated in Our 1Q
FY2011 Earnings
FY2011 Earnings
Airgas’ earnings recovery is clearly underway and reinforces our confidence in our CY2012 EPS goal of $4.20+
We have exceeded the high end of
our guidance and consensus
estimates by 15%
and
Q1 2010 by 26%
Strong operating momentum
is reflected in our 7+%
raise in
guidance
1Q11 has resulted in the highest
EBITDA margin in ARG
history and is already
within our
CY’12 Goals
1Q FY2011 – Adj. EPS*
FY2011 – Adj. EPS*
EBITDA Margin*
Announced
First Fiscal Quarter
Revised Guidance
Actual 1QF11
CY12 Goal

7 7 7 7 7 7 7 7 7 7
• Five key factors drive our earnings goal of $4.20+ in CY 2012
I.
Expected recovery of Same-Store Sales growth
II.
Demonstrated operating leverage in the business model
III.
Continued focus on cutting operating costs
IV.
Maintaining higher margin business mix
V.
Realization of anticipated returns on capital investments made in recent years
7 7
Expected Earnings Growth and Strong Cash
Expected Earnings Growth and Strong Cash
Flow are Projected to Underpin Our
Flow are Projected to Underpin Our
Shareholder Value Creation
Shareholder Value Creation

SSS and Non-Tech IP
ISM Index

Sales ($ in billions)

8 8 8 8 8 8 8 8 8 8 8 8 8 8 8 8
I. Our Projections Assume SSS Growth
I. Our Projections Assume SSS Growth
Comparable to the Last Expansion
Comparable to the Last Expansion
8 8
Calendar Year Same-Store Sales Growth Rate
Note: Represents calendar year ended December 31.  2010 Non-Tech Industrial Production Growth Rate and ISM Index represent year-to-date data through June.
¹ The ISM Purchasing Managers’ Index is a measure of the overall economic health of the manufacturing sector; a value above or below 50 represents an expansion or a contraction, respectively.
2010-2012 Avg: ~7%
Airgas Calendar Year Sales
2003-2005 Avg: 6%
(2)%
0%
8%
11%
10%
7%
6%
(16)%
30.0
40.0
50.0
60.0
70.0
(20)%
(10)%
0%
10%
20%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011E 2012E
-
Non-Tech IP Growth Rate ISM Index¹
$1.8
$1.8
$2.2
$2.7
$3.1
$3.8
$4.4
$3.9
$5.2+
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
2002 2003 2004 2005 2006 2007 2008 2009 2012E

14%
24%
23%
19%
0%
10%
20%
30%
2003-2005 Avg 2006 2007 2008 2009 2010-2012 Avg
9 9 9 9 9 9 9 9 9 9 9 9 9 9
II. SSS Growth Drives Substantial EBITDA*
II. SSS Growth Drives Substantial EBITDA*
Growth Due to Operating Leverage
Growth Due to Operating Leverage
Calendar Year Same-Store Sales Growth Rate
Operating Leverage Drives Improved Fall Through
1
(Change in EBITDA* / Change in Sales)
* See attached reconciliations of non-GAAP measures.
1 Fall through has been adjusted for special items.
2 Not meaningful due to negative change in sales in 2009.
Not
Meaningful ²
22+%
~7%
6%
10%
7%
6%
(16)%
(20)%
(10)%
0%
10%
20%
2003-2005 Avg 2006 2007 2008 2009 2010-2012 Avg

10 10 10 10 10 10 10 10 10 10
III. Operating Leverage Expected to be
III. Operating Leverage Expected to be
Further Enhanced by Ongoing Cost Savings
Further Enhanced by Ongoing Cost Savings
• Achieved original goal of aggregate $25M annual run-rate cost savings
–
Target announced in September 2007
–
Achieved three quarters ahead of schedule in December 2009
• In December 2009, we announced incremental savings target of $30M to be achieved by CY 2012
–
Logistics, plant studies and cylinder testing drive savings
• Cost savings after 2012 expected to be further enhanced by realization of SAP benefits
Actual Savings
Through CY09 CY10 CY11 CY12
Expected
Cumulative Savings
Through CY12
Routing logistics $7M+ $5M $6M $7M $25M+
Cylinder testing $6M+ $2M $2M $1M $11M+
Freight $5M+ $1M $1M $1M $8M+
Plant studies $3M+ $2M $1M $1M $7M+
Fuel $2M+ - - - $2M+
Indirect spend $2M - - -
$2M+
Total $25M+ $10M $10M $10M $55M+
Expected Incremental Savings CY10-CY12

11 11 11 11 11 11 11 11 11 11
IV. Business Mix Improvement Produces
IV. Business Mix Improvement Produces
Higher Margins
Higher Margins
Gas/Rent Gas/Rent
55% 55%
Hardgoods Hardgoods
45% 45%
Last Recession
1
CY 2009 CY 2009 CY 2012E CY 2012E
• Gas/Rent % of Sales: Significantly higher margins than Hardgoods
• RADNOR Private Label % of Hardgoods Sales: Gross margins 1.5-2.0x comparable OEM products
• Atmospheric Gas Production % of Total Atmospheric Gas Consumption: Improves sourcing position to achieve lowest landed cost and higher margins
Gas/Rent Gas/Rent
65% 65%
Hardgoods Hardgoods
35% 35%
Gas/Rent Gas/Rent
65% 65%
Hardgoods Hardgoods
35% 35%
Sales
$1.7B $3.9B $5.2B+
RADNOR Private Label
(% of Hardgoods Sales)
~7%
~12%
12-15%
Atmospheric Gas Production
(% Total Atmos. Consumption)
10% 60%+ 65%+
EBITDA Margin*
14% 17% 18.0-18.5%
1 CY2002.
* See attached reconciliations of non-GAAP measures.

12 12 12 12 12 12 12 12 12 12
V. Substantial Investments Since Last Cycle
V. Substantial Investments Since Last Cycle
Should Generate Higher Margins
Should Generate Higher Margins
• Distribution Footprint: established national distribution platform, leveraging customer density, enabling service of large multi-location customers
• Production Capacity: increased ASU production capacity has enhanced our sourcing position to achieve the lowest landed product cost
1
1 Landed product cost is the full cost of a product from sourcing up until the point of sale.
* See attached reconciliations of non-GAAP measures.
Last
Recession
CY‘02 CY’09
Goals
CY’12
Cylinders (in millions)
5+ 10+
Bulk Tanks
6,000+ 13,500+
Locations
~800
~1,100
ASU Production Capacity (liquid tons per day)
475 6,700
ASU Capacity Utilization
~87%
~70%
Revenue per Employee (in thousands)
$200 $279
Adjusted EBITDA Margin*
13.6% 17.3% 18%-18.5%
Adjusted EPS*
$0.94 $2.67 $4.20+
Substantial
Investments
Operational
Efficiency

18.5 %
18.1 %
18.0 %
17.5 %
17.3 %
CY2009
Actual
6 Months Ended
June 30, 2010
3 Months Ended
June 30, 2010
(1Q FY11)
CY2012E
Goal

13 13 13 13 13 13
Source: Airgas Management.
* See attached reconciliations of non-GAAP measures.
First Quarter Fiscal 2011 Already Within the
First Quarter Fiscal 2011 Already Within the
Range of Our CY 2012 EBITDA Margin Goal
Range of Our CY 2012 EBITDA Margin Goal
EBITDA  Margin

$ 4.20+
$ 2.67
CY2009
Actual
Original
FY11 Guidance
Revised
FY11 Guidance
CY2012
Goal

14 14 14 14 14 14
Source: Airgas Management.
* See attached reconciliations of non-GAAP measures.
On Track To Achieve CY 2012 EPS Goal
On Track To Achieve CY 2012 EPS Goal
•
1H CY2010 Adjusted EPS* increased +13% vs. 1H CY2009
•
1Q FY2011 Adjusted EPS* increased +26% vs. 1Q FY2010
$ 3.30 to
$ 3.15 $ 3.05 to
$ 2.95
18-23% Increase
16% CAGR

15 15 15 15 15 15
* See attached reconciliations of non-GAAP measures. Note: “CAGR” = Compound Annual Growth Rate.
As a Result, We Expect EPS Growth
As a Result, We Expect EPS Growth
Consistent with Past Recoveries
Consistent with Past Recoveries
$2.20
$2.60
$3.00
$3.40
$3.80
$4.20
$4.60
Dec -09 Dec -10 Dec -11 Dec -12
Calendar Year EPS 2009 -2012
$0.80
$0.90
$1.00
$1.10
$1.20
$1.30
$1.40
$1.50
$1.60
Dec -02 Dec -03 Dec -04 Dec -05
Calendar Year Adjusted EPS* 2002 -2005
$4.20+
(CY12 Goal)
$2.67*
$1.53
$0.94
16% CAGR
18% CAGR
2
Adj. EPS*
EPS
FY11
Guidance*
(Updated)
$3.30
$3.15
2

16 16 16 16 16 16 16 16 16 16 16 16 16 16
* See attached reconciliations of non-GAAP measures.
Case 1: FY05
(Goals Published May 2001 Analyst Meeting)
Case 2: FY08
(Goals Published November 2004 Analyst Meeting)
Case 3: CY08
(Goals Represent CY08 Component of FY11 Goals
Published September 2007 Analyst Meeting)
We Have a Track Record of Meeting or
We Have a Track Record of Meeting or
Beating Our “Mid-Term”
Beating Our “Mid-Term”
Goals
Goals
Performing well toward FY11 goals
prior to recession
$3.0B
$315M
10-11%
11-12%
$4.0B
$476M
11.9%
13.2%
Sales Op. Profit Op. Margin ROC*
FY08 Goals FY08 Results
$4.3B
$541M
12.1%-
12.6%
13.2%-
13.7%
$4.4B
$541M
12.2%
13.5%
Sales Op. Profit Op. Margin ROC*
CY08 Goals CY08 Results
$2.0B
$200M
10.0%
10.0%
$2.4B
$209M
8.8%
10.3%
Sales Op. Profit* Op. Margin* ROC*
FY05 Goals FY05 Results

17 17 17 17 17 17 17 17 17 17
Note: Further benefits expected to be realized from ongoing SAP implementation.
In Addition, Returns from Significant Recent
In Addition, Returns from Significant Recent
Investments Yet to be Fully Realized...
Investments Yet to be Fully Realized...
($ in millions)
Total Capital Deployed
Since January 1, 2007
ASUs (Carrollton, New Carlisle) $ 80
SAP Implementation to Date 62
CO2 Plants
25
Plant Upgrades / Consolidation 100
Other Capital Expenditures
344
Total Capital Expenditures $ 990
Linde Bulk Assets $ 495
Linde Packaged Gas Assets 310
Other Acquisitions 563
Total Acquisitions $ 1,368
Total Capital Deployed $ 2,358
Capital
Expenditures
Acquisitions
Total Capital
Deployed
Cylinders & Bulk Tanks
379

Total Adj Debt
Adj EBITDA
Total Adj Debt*
Adj Quarterly EBITDA*
$ 2,200
$ 2,100
$ 2,000
$ 1,900
$ 1,800
$ 1,700
$ 1,600
$ 1,500
$ 220
$ 210
$ 200
$ 190
$ 180
$ 170
$ 160
$ 150
Jun-2007
Dec-2007
Jun-2008
Dec-2008
Jun-2009
Dec-2009
Jun-2010

18 18 18 18 18 18
Note: Dollars in millions.
*See attached reconciliations of non-GAAP measures.
Air Products’
Initial Proposal
...While Airgas Has Continued to Repay Debt
...While Airgas Has Continued to Repay Debt
and Build Value for Shareholders
and Build Value for Shareholders

19 19 19 19 19 19 19 19 19 19 19 19 19 19
The Industrial Gas Sector has Steadily
The Industrial Gas Sector has Steadily
Consolidated…
Consolidated…
Major Industrial Gas Players in 2000
Company
AGA
Air Liquide
Air Products
Airgas
The BOC Group
Hede Nielsen
Japan Air Gases
Linde
Linweld
Messer Griesheim
Nippon Sanso
Praxair
Taiyo Toyo Sanso
Valley National Gases
Company
Enterprise Value ($bn)
Air Liquide $38
Praxair 31
Linde 28
Air Products 19
Airgas 7
Taiyo Nippon Sanso 6
Major Industrial Gas Players in 2010
Source: Bloomberg market data as of July 16, 2010, public filings.

20 20 20 20 20 20 20 20 20 20
Airgas is the Only Remaining Independent
Airgas is the Only Remaining Independent
Packaged Gas Company of Scale in the World
Packaged Gas Company of Scale in the World
$12B+ U.S. Packaged Gases &
Welding Hardgoods Market
$12B+ U.S. Packaged Gases &
Welding Hardgoods Market
~900
Independents
50%
~900
Independents
50%
Airgas
25%
Airgas
25%
Praxair PDI
Matheson Tri-Gas
Air Liquide
Linde
Packaged Gases
$6.5B+
Packaged Gases
$6.5B+
Welding Hardgoods
$5.5B+
Welding Hardgoods
$5.5B+
• Air Liquide
• Air Products
• Linde
• Praxair
• Air Liquide
• Linde
• Praxair
• Taiyo Nippon Sanso
• Regional Competitors
• Independents
• Air Liquide
• Linde
• Praxair
• Taiyo Nippon Sanso
• Regional Competitors
• Independents
Safety PPE
$6B+
Other MRO
$50B+
Pipeline & bulk
~$10B

21 21 21 21 21 21 21 21
• As an independent company, Airgas has demonstrated a strong track record of earnings growth and stock price appreciation
– Strongly positioned to grow leading share in packaged gas
– Also strongly positioned to grow share in bulk gases
• As a result, we believe that Airgas is well positioned to continue to deliver shareholder value
– Delivering robust SSS growth
– Continuing to deliver operating efficiencies
– Proven history of successful acquisition integration
• The Airgas Board understands the unique strategic value of the company
Airgas Represents
Airgas Represents
Significant Strategic Value
Significant Strategic Value

Airgas

U.S. GDP Growth
2.7 %
2.1 %
0.4 %
(2.4)%
3.1 %
2.8 %
3.0 %
2006
2007
2008
2009
2010E
2011E
2012E

European GDP Growth
2.9 %
2.7 %
0.5 %
(4.1)%
1.1 %
1.3 %
1.5 %
2006
2007
2008
2009
2010E
2011E
2012E

U.S. Unemployment
4.6 %
4.6 %
5.8 %
9.3 %
9.6 %
9.1 %
8.0 %
2006
2007
2008
2009
2010E
2011E
2012E

U.S. Industrial Indicators Since 2006[1]
120
110
100
90
80
70
60
50
Jan-06
Feb-07
Mar-08
Apr-09
Jun-10
ISM Manufacturing Index
Non-Tech Industrial Production

22 22 22 22 22 22 22 22 22 22
Source: Bloomberg consensus estimates as of July 16, 2010.
¹ Data indexed to January 2006.
Timing Matters: U.S. Economic Recovery is
Timing Matters: U.S. Economic Recovery is
Just Beginning
Just Beginning

23 23 23 23 23 23 23 23
• Air Products’ proposal would amend Airgas’ bylaws to require Airgas to hold future Annual Meetings in January
– Requires Airgas to accelerate its 2011 meeting to elect directors on January
18, 2011 (and all subsequent meetings in January of each year)
• We believe that implementation of Air Products’ proposals would prevent Airgas’
shareholders from benefiting from the Company’s earnings recovery and resulting value creation
Full text of the Schedule TO text that was subsequently deleted: “Given that the economy is just beginning to emerge from recession, Air Products concluded that the timing is ideal because the combined company would be able to take full advantage of the substantial growth potential, world-class competencies and synergies unique to this transaction.”
- Air Products Schedule TO dated February 11, 2010 (deleted in Schedule 14A dated June 16, 2010)
“Given that the economy is just beginning to
“Given that the economy is just beginning to
emerge from recession, Air Products concluded
emerge from recession, Air Products concluded
that the timing is ideal...”
that the timing is ideal...”

Airgas

15.3%
11.7%
5.8%
2.4%
Increase in APD Proposal from $62 to $63.50
Increase in APD Proposal from $60 to $63.50
Growth in Peer Equity Values[1]
Increase in Airgas Earnings vs. Street Expectations[2]

24 24 24 24
1 Average change in share price of Praxair, Air Liquide, and Linde between February 5, 2010, the date Air Products’ $60 proposal was made public, and July 8,
2010, the date of Air Products’ offer of $63.50. Share price changes denominated in the local currencies.
2 Based on consensus 1Q FY2011 EPS estimate of $0.72 and actual adjusted EPS of $0.83.
...But Air Products’
...But Air Products’
Proposals Haven’t Even
Proposals Haven’t Even
Kept Pace With the Growth in Peer Equity
Kept Pace With the Growth in Peer Equity
Values
Values

25 25 25 25 25 25 25 25
• Peter McCausland
– Chairman and CEO of Airgas since 1987
– Airgas Director since 1986 IPO
– Beneficial ownership of ARG nearly 8.6 million shares*
– 4,201% Total Shareholder Return since joining the Airgas Board
1
• W. Thacher Brown
– Chairman, President and a director of 1838 Investment Advisors LLC from 1988 until retirement in 2004
– Airgas Director since August 7, 1989
– Beneficial ownership of ARG nearly 192,000 shares*
– 1,409% Total Shareholder Return since joining the Airgas Board
1
• Richard C. Ill
– President, CEO, and a director of Triumph Group (NYSE: TGI) since 1993
– Airgas Director since August 4, 2004
– Beneficial ownership of ARG 48,500 shares*
– 110% Total Shareholder Return since joining the Airgas Board
1
* Source: 2010 proxy statement.
1 Total Shareholder Returns are calculated as share price plus dividends reinvested, measured through the market close on February 4, 2010, prior to date of announcement of the Air Products offer. Returns are split-adjusted and are measured since the later of the director’s start date on Airgas Board or IPO.
Airgas’
Airgas’
Nominees are Keenly Aware of Their
Nominees are Keenly Aware of Their
Fiduciary Duties
Fiduciary Duties
Eight of our Board members are independent and our Board has significant equity ownership, which we believe closely aligns the existing Airgas Board with Airgas’ shareholders’ interests

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We Believe Air Products’
We Believe Air Products’
Proposals Would
Proposals Would
Facilitate Its Grossly Inadequate Offer
Facilitate Its Grossly Inadequate Offer
• While Air Products' nominees may not be controlled by Air Products, we believe their views could be colored by their relationship with Air Products
• To consider strategies other than the Air Products offer, we believe it would be in the best interests of our stockholders if our directors are not associated in any way with Air Products
• If you vote for Air Products’ bylaw proposals, you could reduce Airgas’ ability to create stockholder value and determine strategic direction
Vote your WHITE proxy card FOR the Airgas Nominees and
AGAINST the proposed bylaw amendments

Appendix Appendix

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The Company believes the above Adjusted Operating Income and Adjusted Operating Margin computations help investors assess the Company’s operating performance without the impact of acquisition integration costs. Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-
GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted as well that our Adjusted Operating
Income and Adjusted Operating Margin computations may be different from the Adjusted Operating Income and Adjusted Operating Margin computations provided by other companies.
Reconciliation: Adjusted Operating Income and
Reconciliation: Adjusted Operating Income and
Adjusted Operating Margin
Adjusted Operating Margin
Fiscal Year Ended
March 31, 2005
Sales 2,367,782 $
Operating Income 202,454
Adjustment:
Acquisition integration costs 6,400
Adjusted Operating Income 208,854 $
Adjusting Operating Margin 8.8%

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The Company believes this return on capital computation helps investors assess how effectively the Company uses the capital invested in its operations.  Our management uses return on capital as one of the metrics for determining employee compensation.  Non-GAAP numbers should be read in conjunction with
GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.  It should be noted as well that our return on capital computation information may be different from the return on capital computations provided by other companies.
Reconciliation: Return on Capital
Reconciliation: Return on Capital
Calendar Year
(In thousands)
2005 2008 2008
Operating Income - Trailing Four Quarters 210,454 $               476,146 $               541,422 $
Five Quarter Average of Total Assets 2,134,362 $            3,708,389 $            4,122,411 $
Five Quarter Average of Securitized Trade Receivables 183,300                  310,880                  360,000
Five Quarter Average of Current Liabilities (exclusive of debt)
(274,035)                 (421,589)                 (459,362)
Five Quarter Average Capital Employed
2,043,627 $            3,597,680 $            4,023,049 $
Return on Capital
10.3%                        13.2%                        13.5%
Fiscal Year Ended March 31,

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The Company believes the above adjusted EBITDA margin computations help investors assess the Company’s operating performance without the impact of depreciation and amortization and charges associated with the Company’s withdrawal from multi-employer pension plans, costs related to Air Products’
unsolicited takeover attempt, significant legal settlements and restructuring charges. Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our
Adjusted EBITDA metric may be different from similar metrics provided by other companies.
Reconciliation: Adjusted EBITDA Margin
Reconciliation: Adjusted EBITDA Margin
Three Months Ended Six Months Ended
Low High 2009 2002 June 30, 2010 June 30, 2010
Sales
5,200,000 $     5,200,000 $     3,886,671 $      1,714,527 $    1,052,656 $                   2,035,964 $
Operating Income
648,000 $        675,000 $        432,221 $         142,442 $       122,751 $                      204,634 $
Adjustments:
Depreciation & Amortization
286,000 286,000 231,518 79,294 60,467 121,440
Costs related to unsolicited takeover attempt - - - - 3,787 27,222
Multi-employer pension plan withdrawal charges - - 6,650 - 3,204 3,204
Legal Settlement - - - 8,500 - -
Restructuring charges - - - 2,700 - -
Other - - 400 - - -
Adjusted EBITDA
934,000 $        961,000 $        670,790 $         232,936 $       190,209 $                      356,500 $
Adjusted EBITDA Margin
18.0% 18.5% 17.3% 13.6% 18.1% 17.5%
Calendar Year
2012 Target

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The Company believes that using adjusted EBITDA in its Percentage of Adjusted EBITDA Fall Through metric provide investors meaningful insight into the
Company's trend of the increase in Adjusted EBITDA for every dollar of increased sales without the impact of costs related to the unsolicited takeover attempt, multi-employer pension plan withdrawal charges, restructuring charges, fire losses, costs of integration for significant acquisitions, employee separation costs and hurricane losses . Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures. It should be noted as well that our Percentage of Adjusted EBITDA Fall Through metric may be different from similar metrics provided by other companies.
Reconciliation: Adjusted EBITDA Fall Through
Reconciliation: Adjusted EBITDA Fall Through
Average Average
(in thousands)
2003 to 2005 2006 2007 2008 2010E to 2012E
Sales 2,246,184 $          3,098,086 $          3,792,509 $          4,456,256 $          4,700,000 $
Change in sales 337,518 $             371,006 $             694,423 $             663,747 $             435,000 $
Operating Income 201,877 $             322,300 $             437,733 $             541,422 $             565,000 $
Adjustments:
Depreciation & Amortization 104,021 142,021 179,545 211,885 264,283
Costs related to unsolicited takeover attempt - - - - 9,074
Multi-employer pension plan withdrawal charge - - - - 1,068
Restructuring charge (recovery) (267) - - - -
Fire Losses 933 - - - -
Acquisition integration costs 1,600 - 10,100 - -
Employee seperation costs 533 - - - -
Hurricane losses 733 - - - -
Adjusted EBITDA 309,431 $             464,321 $             627,378 $             753,307 $             839,425 $
Change in adjusted EBITDA 47,869 $                87,777 $                163,057 $             125,929 $             97,000 $
Percentage adjusted EBITDA fall through 14% 24% 23% 19% 22%
Calendar Year

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The Company believes that adjusted earnings per diluted share above provide investors meaningful insight into the Company's earnings trend without the impact of debt extinguishment charges, multi-employer pension plan withdrawal charges, the settlement of material litigation, restructuring charges, insurance gains, fire losses, the costs of the BOC acquisition integration, employee separation costs, hurricane losses and losses from discontinued operations. Non-
GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for,
GAAP financial measures. It should be noted as well that our adjusted earnings per diluted share metric may be different from adjusted earnings per diluted share metrics provided by other companies.
Reconciliation: Adjusted Earnings Per Share
Reconciliation: Adjusted Earnings Per Share
Three Months Ended
Low High June 30, 2010 2009 2005 2004 2003 2002
Earnings per diluted share 3.08 $                        3.23 $                        0.76 $                             2.55 $              1.48 $              1.18 $              1.04 $              0.82 $
Adjustments:
Costs related to unsolicited takeover attempt 0.03                           0.03                           0.03                                -                   -                   -                   -                   -
Debt extinguishment charges 0.02                           0.02                           0.02                                0.07                 -                   -                   -                   -
Multi-employer pension plan withdrawal charges 0.02                           0.02                           0.02                                0.05                 -                   -                   -                   -
Legal Settlement -                            -                            -                                  -                   -                   -                   -                   0.08
Restructuring charge (recovery) -                            -                            -                                  -                   -                   (0.01)                -                   0.03
Insurance gain -                            -                            -                                  -                   -                   -                   (0.02)                -
Fire Losses -                            -                            -                                  -                   -                   -                   0.02                 -
Acquisition integration costs -                            -                            -                                  -                   0.01                 0.03                 -                   -
Employee separation costs -                            -                            -                                  -                   0.01                 -                   -                   -
Hurricane losses -                            -                            -                                  -                   0.02                 -                   -                   -
Losses from discontinued operations -                            -                            -                                  -                   0.01                 -                   0.01                 0.01
Adjusted earnings per diluted share 3.15 $                        3.30 $                        0.83 $                             2.67 $              1.53 $              1.20 $              1.05 $              0.94 $
Calendar Year
(Updated Guidance)
Fiscal Year Ending March 31, 2011

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The Company uses adjusted debt to provide investors with a more meaningful measure of the Company's debt obligations be adjusting for funds received under the trade receivable securitization program. The Company believes that using adjusted EBITDA provide investors meaningful insight into the
Company's performance trend without the impact of costs related to the unsolicited takeover attempt, and multi-employer pension plan withdrawal charges. Non-GAAP numbers should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, GAAP financial measures.
Reconciliation: Adjusted Debt & EBITDA
Reconciliation: Adjusted Debt & EBITDA
Reconciliation of Adjusted debt:
June 30, December June 30, December June 30, December June 30,
(In thousands) 2007 2007 2008 2008 2009 2009 2010
Current portion of long-term debt 41,773 $                 40,554 $                 43,458 $                 10,227 $                 11,033 $                 10,103 $                 9,589 $
Long-term debt, excluding current portion 1,598,004 1,493,901 1,537,696 1,810,181 1,675,194 1,604,070 1,711,630
Net debt 1,639,776 1,534,455 1,581,154 1,820,408 1,686,227 1,614,173 1,721,219
Securitization of trade receivables 285,000 360,000 360,000 360,000 295,500 267,900 -
Adjusted debt 1,924,776 $           1,894,455 $           1,941,154 $           2,180,408 $           1,981,727 $           1,882,073 $           1,721,219 $
Three Months Three Months Three Months Three Months Three Months Three Months Three Months
Reconciliation of Adjusted EBITDA: ended ended ended ended ended ended ended
June 30, December June 30, December June 30, December June 30,
(In thousands) 2007 2007 2008 2008 2009 2009 2010
Operating Income 111,037 $              118,329 $              134,856 $              130,522 $              107,910 $              99,988 $                 122,751 $
Adjustments:
Depreciation & Amortization
44,472 48,072 53,502 54,740 56,400 59,454 60,467
Costs related to unsolicited takeover attempt 3,787
Multi-employer pension plan withdrawal charge
4,950 3,204
Adjusted EBITDA 155,509 $              166,401 $              188,359 $              185,262 $              164,310 $              164,392 $              190,209 $